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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2007

OUVO, INC.
(Exact name of Registrant as specified in charter)

Delaware	000-49838	94-3381088
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

325-3495 Cambie Street, Vancouver, British Columbia		V5Z 4R3
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:		604-725-4160

(Former name or former address if changes since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 - OTHER EVENTS

The Registrant has issued a press release announcing the results of the special meeting of its stockholders held May 15, 2007. All matters presented at the meeting were approved by the requisite majority.  The board of directors is in the process of proceeding with the name change and forward split approved at the meeting.

Pursuant to General Instruction F., the registrant incorporates by reference the information contained in the document filed as Exhibit 99.1 to this Form 8-K.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

Exhibits.

As described in Item 2.01 of this Report, the following exhibit is filed as part of this Current Report on Form 8-K:

Exhibit No.	Description

3.ii	Bylaws
99.1	Press Release dated May23, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE REGISTRANT

By:

   /s/ Kent Carasquero

_____________________________________________
Kent Carasquero, President, Chief Executive Officer and Director

Dated: May 23, 2007